                                                                   Exhibit 99.01

                    [LETTERHEAD OF FIRST USA APPEARS HERE]



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1
                -------------------------------------------------

                Monthly Period:                    10/01/96 to
                                                   10/31/96
                Distribution Date:                 11/15/96
                Transfer Date:                     11/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to Certificateholders per $1,000 original certificate principal amount


                                   Class A                           $0.00000000
                                   Class B                         $504.83333333



     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                           $4.83333333
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1992-1
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                   Class A                           $0.00000000
                                   Class B                         $500.00000000


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collection of Principal Receivables.
         ------------------------------------

         The aggregate amount of Collections of Principal
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Class A                        $32,861,941.60
                                   Class B                         $4,480,127.49
                                                          ----------------------
                                   Total                          $37,342,069.09
                                                          ======================

     2.  Collection of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Class A                                 $0.00
                                   Class B                           $638,859.35
                                                          ----------------------
                                   Total                             $638,859.35
                                                          ======================

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)    The aggregate amount of Principal Receivables
                 in the Trust as of the last day of the
                 Collection Period                            $16,892,367,448.16




          (b)    Invested Amount as of the last day
                 of the Collection Period

                                   Class A                                 $0.00
                                   Class B                         21,000,000.00
                                                          ----------------------
                                   Total                          $21,000,000.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1992-1
Page 3

         (c)    The Floating Allocation Percentage: The
                Invested Amount set forth in paragraph
                3(b) above as a percentage of the
                aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                0.000%
                                   Class B                                0.124%
                                                          ----------------------
                                   Total                                  0.124%

         (d)    During the Amortization Period: The
                Invested Amount as of September 30, 1995
                (the last day of the Revolving Period)

                                   Class A                       $308,000,000.00
                                   Class B                         42,000,000.00
                                                          ----------------------
                                   Total                         $350,000,000.00

         (e)    The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in paragraph
                3(d) above as a percentage of the
                aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                   Class A                                1.823%
                                   Class B                                0.249%
                                                          ----------------------
                                   Total                                  2.072%

     4.  Delinquent Balances.
         ---------------------

         The aggregate amount of outstanding balances in
         the Accounts which were delinquent as of the end           Aggregate
         of the day on the last day of the Collection                Account
         Period                                                      Balance
                                                          ----------------------

         (a)    35 - 64 days                                      347,434,513.80
         (b)    65 - 94 days                                      211,270,234.43
         (c)    95 - 124 days                                     160,220,603.53
         (d)    125 - 154 days                                    122,449,636.97
         (e)    155 or more days                                  199,994,148.35
                                                          ----------------------
                                   Total                       $1,041,369,137.08
                                                          ======================

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)    The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during the Collection Period allocable to the Invested Amount (the "Monthly Investor Default Amount")

                                   Class A                                 $0.00
                                   Class B                            186,748.57
                                                          ----------------------
                                   Total                             $186,748.57
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1992-1
Page 4


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------
         (a)     The aggregate amount of Class A and Class B Investor
                 Charge-Offs during the Collection Period

                                            Class A                                 $0.00
                                            Class B                                  0.00
                                                                   ----------------------
                                            Total                                   $0.00
                                                                   ======================

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                            Class A                                 $0.00
                                            Class B                                  0.00
                                                                   ----------------------
                                            Total                                   $0.00
                                                                   ======================

         (c)     The aggregate amount of Class A and Class B Investor
                 Charge-Offs reimbursed during the Collection Period

                                            Class A                                 $0.00
                                            Class B                                  0.00
                                                                   ----------------------
                                            Total                                   $0.00
                                                                   ======================

         (d) The amounts set forth in paragraph 6(c) above, per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                            Class A                                 $0.00
                                            Class B                                  0.00
                                                                   ----------------------
                                            Total                                   $0.00
                                                                   ======================

     7.  Investor Servicing Fee.
         -----------------------

         The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                                            Class A                                 $0.00
                                            Class B                             70,000.00
                                                                   ----------------------
                                            Total                              $70,000.00

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Principal Collections applied
         in respect of Interest Shortfalls, Servicer Fees or Class A
         Investor Default Amounts for the prior month.                              $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1992-1
Page 5


     9.  Withdrawals from Cash Collateral Account
         ----------------------------------------

         The amount to be withdrawn from Cash Collateral Account
         on the related Distribution date.                                 $0.00




     10. Cash Collateral Amount.
         -----------------------

         The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                   Total                          $25,501,560.19


         The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                   Total                          $28,000,000.00


     11. Funds on Deposit in Cash Collateral Account
         -------------------------------------------

         The aggregate amount of funds on deposit in the Cash
         Collateral Account pursuant to Section 2.11(a)(vii)
         of the Amended Loan Agreement on such Distribution Date  $4,501,560.19


     12. Series 1992-1 Guaranty Amount
         -----------------------------

         (a)     The Available Series 1992-1 Guaranty Amount
                 on such Distribution Date                        $10,500,000.00

         (b)     The Required Series 1992-1 Guaranty Amount
                 on such Distribution Date                        $10,500,000.00


     13. The Available Series 1992-1 Loan Amount
         ---------------------------------------

         The Available Series 1992-1 Loan Amount
         on such Distribution Date                                $10,500,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1992-1
Page 6


     14. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                   Class A                            0.00000000
                                   Class B                            0.50000000
                                                          ----------------------
                                   Total (weighted avg.)              0.06000000



     15. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               12.92%


     16. The Base Rate
         -------------

         The Base Rate for the related Monthly period                      7.80%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President